SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:       January 13, 1998

                             LIFE USA HOLDING, INC.
             (Exact name of registrant as specified in its charter)

          MINNESOTA                   0-18485                 41-1578384
  (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)

                      Suite 95, Interchange North Building
                              300 South Highway 169
                              Minneapolis, MN 55426
                    (Address of principal executive offices)

                                 (612) 546-7386
              (Registrant's telephone number, including area code)

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Item 5.       Other Events

On January 13, 1998, Life USA Holding, Inc. (the Company) entered onto a definitive agreement with Allianz Life Insurance Company of North America (Allianz Life) under which Allianz Life will acquire up to 35 percent of the outstanding common stock of the Company, and that the marketing agreement between the two companies will be extended to December 31, 2000. Reference is made to the definitive agreement (including the exhibits thereto) which is filed with this Report as Exhibit 10.1.

Item 7.       Exhibits

Attached hereto are the following exhibits:

Description of Document                                              Exhibit No.

Stock Purchase Agreement dated January 13, 1998 between Life USA
   Holding, Inc. and Allianz Life Insurance Company of North America        10.1

Press release announcing Allianz Life Insurance Company of North
   America's acquisition of a minority interest in Life USA Holding, Inc.   99.1

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Life USA Holding, Inc.

Date:    January 13, 1998                         By   /s/ Mark A. Zesbaugh
                                                       --------------------
                                                       Mark A. Zesbaugh
                                                       Executive Vice President
                                                       Chief Financial Officer